MONTHLY SERVICER'S CERTIFICATE

                          CARMAX AUTO SUPERSTORES, INC.

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                             CARMAX AUTO OWNER TRUST
                                  SERIES 1999-1

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Collection Period                                      04/01/00-04/30/00
Determination Date                                              5/9/2000
Payment Date                                                   5/15/2000


Pool Balance

     1 .    Pool Balance on the close of the last day of the preceding
            Collection Period                                                                                   $  515,099,691.26

     2 .    Collections allocable to Principal                                                                  $   19,036,776.53

     3 .    Principal Returns                                                                                   $      209,335.89

     4 .    Purchase Amount allocable to Principal                                                              $            0.00

     5 .    Defaulted Contracts                                                                                 $      391,918.14

                                                                                                                -----------------
                                                                                                                -----------------
     6 .    Pool Balance on the close of the last day of the Collection Period                                  $  495,461,660.70
            (Ln 1 - Ln2 - Ln3 - Ln4 - Ln5)

     7 .    Initial Pool Balance                                                                                $  643,957,759.72

     8 .    Pool Factor                                                                                                 0.7694009

                                                                                                Beginning              End
     9 .    Portfolio Balances                                                                  of Period           of Period
                                                                                          ----------------------------------------
                                                                                          ----------------------------------------

            a.   Class A-1 Note Balance                                                    $  26,391,931.54     $    6,753,900.98
            b.   Class A-2 Note Balance                                                    $ 208,650,000.00     $  208,650,000.00
            c.   Class A-3 Note Balance                                                    $ 178,900,000.00     $  178,900,000.00
            d.   Class A-4 Note Balance                                                    $  88,278,000.00     $   88,278,000.00
            e.   Certificate Balance                                                       $  12,879,759.72     $   12,879,759.72
                                                                                           ----------------     -----------------
                                                                                           ----------------     -----------------
            f.   Total Portfolio Balance (sum a - e)                                       $ 515,099,691.26     $  495,461,660.70

    10 .    Pool Factors

            a.   Class A-1 Note Pool Factor                                                       0.1699963             0.0435034
            b.   Class A-2 Note Pool Factor                                                       1.0000000             1.0000000
            c.   Class A-3 Note Pool Factor                                                       1.0000000             1.0000000
            d.   Class A-4 Note Pool Factor                                                       1.0000000             1.0000000
            e.   Certificate Pool Factor                                                          1.0000000             1.0000000
                                                                                           ----------------     -----------------
                                                                                           ----------------     -----------------
            f.   Aggregate Pool Factor                                                            0.7998967             0.7694009

    11 .    Weighted Average Coupon                                                                             %           10.56%

    12 .    Weighted Average Original Term                                                                      months       58.83

    13 .    Weighted Average Remaining Term                                                                     months       41.11

Collections

    14 .    Finance Charge:

            a.   Collections allocable to Finance Charge                                                        $    4,596,475.52
            b.   Liquidation Proceeds allocable to Finance Charge                                               $          102.97
            c.   Purchase Amount allocable to Finance Charge                                                    $            0.00
                                                                                                                -----------------
                                                                                                                -----------------
            d.   Available Finance Charge Collections (sum a - c)                                               $    4,596,578.49

    15 .    Principal:
            a.   Collections allocable to Principal                                                             $   19,036,776.53
            b.   Liquidation Proceeds allocable to Principal                                                    $       41,865.70
            c.   Purchase Amount allocable to Principal                                                         $            0.00
                                                                                                                -----------------
                                                                                                                -----------------
            d.   Available Principal Collections (sum a - c)                                                    $   19,078,642.23

    16 .    Total Finance Charge and Principal Collections (14d + 15d)                                          $   23,675,220.72

    17 .    Interest Income from Collection Account                                                             $      127,269.55

                                                                                                                -----------------
                                                                                                                -----------------
    18 .    Available Funds (Ln16 + Ln17)                                                                       $   23,802,490.27

Required Payment Amount

    19 .    Total Servicing Fee
            a.   Monthly Servicing Fee                                                                          $      429,249.74
            b.   Amount Unpaid from Prior Months                                                                $            0.00
            c.   Amount Paid                                                                                    $      429,249.74
                                                                                                                -----------------
                                                                                                                -----------------
            d.   Shortfall Amount (a + b - c)                                                                   $            0.00

    20 .    Noteholder Interest Amounts
            a.   Class A-1 Monthly Interest                                                                     $      127,319.08
            b.   Class A-1 Monthly Interest Carryover Shortfall                                                 $            0.00
            c.   Interest Due on Class A-1 Monthly Interest Carryover Shortfall                                 $            0.00
                                                                                                                -----------------
                                                                                                                -----------------
            d.   Total Class A-1 Note Interest (sum a - c)                                                      $      127,319.08

            e.   Class A-2 Monthly Interest                                                                     $    1,049,973.17
            f.   Class A-2 Monthly Interest Carryover Shortfall                                                 $            0.00
            g.   Interest Due on Class A-2 Monthly Interest Carryover Shortfall                                 $            0.00
                                                                                                                -----------------
                                                                                                                -----------------
            h.   Total Class A-2 Note Interest (sum e-g)                                                        $    1,049,973.17

            i.   Class A-3 Monthly Interest                                                                     $    1,007,803.33
            j.   Class A-3 Monthly Interest Carryover Shortfall                                                 $            0.00
            k.   Interest Due on Class A-3 Monthly Interest Carryover Shortfall                                 $            0.00
                                                                                                                -----------------
                                                                                                                -----------------
            l.   Total Class A-3 Note Interest (sum i-k)                                                        $    1,007,803.33

            m.   Class A-4 Monthly Interest                                                                     $      506,127.20
            n.   Class A-4 Monthly Interest Carryover Shortfall                                                 $            0.00
            o.   Interest Due on Class A-4 Monthly Interest Carryover Shortfall                                 $            0.00
                                                                                                                -----------------
                                                                                                                -----------------
            p.   Total Class A-4 Note Interest (sum m-o)                                                        $      506,127.20

            q.   Total Monthly Note Interest                                                                    $    2,691,222.78
            r.   Total Monthly Note Interest Carryover Shortfall                                                $            0.00
            s.   Total Interest Due on Monthly Note Interest Carryover Shortfall                                $            0.00
                                                                                                                -----------------
                                                                                                                -----------------
            t.   Total Note Interest (sum q - s)                                                                $    2,691,222.78

    21 .    Noteholder Principal Amounts
            a.   Class A-1 Monthly Note Principal                                                               $   19,638,030.56
            b.   Class A-2 Monthly Note Principal                                                               $            0.00
            c.   Class A-3 Monthly Note Principal                                                               $            0.00
            d.   Class A-4 Monthly Note Principal                                                               $            0.00
                                                                                                                -----------------
                                                                                                                -----------------
            e.   Total Monthly Note Principal                                                                   $   19,638,030.56

    22 .    Certificateholder Interest Amounts
            a.   Monthly Certificate Interest                                                                   $       76,419.91
            b.   Monthly Certificate Interest Carryover Shortfall                                               $            0.00
            c.   Interest Due on Monthly Certificate Interest Carryover Shortfall                               $            0.00
                                                                                                                -----------------
                                                                                                                -----------------
            d.   Total (sum a - c)                                                                              $       76,419.91

            e.   Total Certificate Interest                                                                     $       76,419.91

    23 .    Monthly Certificate Principal                                                                       $            0.00

    24 .    Required Payment Amount                                                                             $   22,834,922.99

Insurance Payment Amount

    25 .    Insurance Premium(s) Due
            a.   Current Amount Due                                                                             $       68,679.96
            b.   Overdue Premiums                                                                               $            0.00
            c.   Amount Paid                                                                                    $       68,679.96
                                                                                                                -----------------
                                                                                                                -----------------
            d.   Shortfall Amount (a + b - c)                                                                   $            0.00

    26 .    Unreimbursed Insurance Payments
            a.   Current Amount Due                                                                             $            0.00
            b.   Interest                                                                                       $            0.00
            c.   Amount Paid                                                                                    $            0.00
                                                                                                                -----------------
                                                                                                                -----------------
            d.   Shortfall Amount (a + b - c)                                                                   $            0.00

    27 .    Insurance Payment Amount                                                                            $       68,679.96

Available Funds

    28 .    Available Funds                                                                                     $   23,802,490.27

    29 .    Reserve Account Draw Amount                                                                         $            0.00

    30 .    Policy Claim Amount                                                                                 $            0.00

Collection Account Activity

    31 .    Deposits
            a.   Total Daily Deposits of Finance Charge Collections                                             $    4,596,578.49
            b.   Total Daily Deposits of Principal Collections                                                  $   19,078,642.23
            c.   Withdrawal from Reserve Account                                                                $            0.00
            d.   Policy Claim Amount                                                                            $            0.00
            e.   Interest Income                                                                                $      127,269.55
                                                                                                                -----------------
                                                                                                                -----------------
            f.   Total Deposits to Collection Account (sum a - e)                                               $   23,802,490.27

    32 .    Withdrawals
            a.   Servicing Fee                                                                                  $      429,249.74
            b.   Deposit to Note Payment Account for Monthly Note Interest/Principal                            $   22,329,253.34
            c.   Deposit to Certificate Payment Account for Monthly Certificate Interest/Principal              $       76,419.91
            d.   Payments to Insurer for Insurance Premium                                                      $       68,679.96
            e.   Remibursement of Insurance Payments                                                            $            0.00
            f.   Deposit to Reserve Account                                                                     $            0.00
            g.   Payment to Seller of any remaining funds                                                       $      898,887.32
                                                                                                                -----------------
                                                                                                                -----------------
            h.   Total Withdrawals from Collection Account(sum a - g)                                           $   23,802,490.27

Note Payment Account Activity

    33 .    Deposits
            a.   Class A-1 Interest Distribution                                                                $      127,319.08
            b.   Class A-2 Interest Distribution                                                                $    1,049,973.17
            c.   Class A-3 Interest Distribution                                                                $    1,007,803.33
            d.   Class A-4 Interest Distribution                                                                $      506,127.20

            e.   Class A-1 Principal Distribution                                                               $   19,638,030.56
            f.   Class A-2 Principal Distribution                                                               $            0.00
            g.   Class A-3 Principal Distribution                                                               $            0.00
            h.   Class A-4 Principal Distribution                                                               $            0.00

            i.   Total Deposits to Note Payment Account (sum a - h)                                             $   22,329,253.34

    34 .    Withdrawals
            a.   Class A-1 Distribution                                                                         $   19,765,349.64
            b.   Class A-2 Distribution                                                                         $    1,049,973.17
            c.   Class A-3 Distribution                                                                         $    1,007,803.33
            d.   Class A-4 Distribution                                                                         $      506,127.20
                                                                                                                -----------------
                                                                                                                -----------------
            e.   Total Withdrawals from Note Payment Account (sum a - d)                                        $   22,329,253.34

Certificate Payment Account Activity

    35 .    Deposits
            a.   Certificate Interest Distribution                                                              $       76,419.91
            b.   Certificate Principal Distribution                                                             $            0.00
                                                                                                                -----------------
                                                                                                                -----------------
            c.   Total Deposits to Certificate Payment Account (sum a - b)                                      $       76,419.91

    36 .    Withdrawals
            a.   Certificate Distribution                                                                       $       76,419.91
                                                                                                                -----------------
                                                                                                                -----------------
            b.   Total Withdrawals from Certifiate Payment Account                                              $       76,419.91

Required Reserve Account Amount

       If no Required Reserve Account Increase Event has occurred, the Required Reserve Account
       Amount is equal to the lesser of: (Ln37 or Ln38)

    37 .    Greater of: (a or b)
            a.   Percentage applicable times Pool Balance as of the last day
                 of the prior Collection Period          (percentage applicable    =  3.75%  )                  $   19,316,238.42
            b.   $6,439,577.60                                                                                  $    6,439,577.60

    38 .    Sum of Note Balance and Certificate Balance as of current Payment Date
            (after giving effect to all principal payments on current Payment Date)                             $  495,461,660.70

       If a Required Reserve Account Increase Event has occurred, the Required Reserve Account
       Amount is equal to the Required Reserve Account Increase Amount:

    39 .    Greater of: (a or b)
            a.   Percentage applicable times Pool Balance as of the last day
                 of the prior Collection Period          (percentage applicable    =  7.50%  )                  $   38,632,476.84
            b.   $12,879,155.19                                                                                 $   12,879,155.19

    40 .    Required Reserve Account Amount                                                                     $   19,316,238.42

Reserve Account Reconciliation

    41 .    Beginning Balance (as of Preceding Payment Date)                                                    $   20,204,785.18

    42 .    Investment Earnings                                                                                 $      101,909.80

    43 .    Reserve Account Draw Amount                                                                         $            0.00

                                                                                                                -----------------
                                                                                                                -----------------
    44 .    Reserve Account Amount (Ln 41 + Ln42 - Ln43)                                                        $   20,306,694.98

    45 .    Deposit from Excess Available Funds                                                                 $            0.00

    46 .    Payment to Seller if Reserve Account Balance exceeds Required Reserve Amount                        $      990,456.56

                                                                                                                -----------------
                                                                                                                -----------------
    47 .    Ending Balance (Ln44 + Ln45 - Ln46)                                                                 $   19,316,238.42

    48 .    Reserve Account Deficiency (Ln40 - Ln47)                                                            $            0.00

Instructions to the Trustee

    49 .    Amount to be deposited from the Reserve Account into the Collection Account                         $            0.00

    50 .    Amount to be paid to Servicer from the Collection Account                                           $      429,249.74

    51 .    Amount to be deposited from the Collection Account into the Note Payment Account                    $   22,329,253.34

    52 .    Amount to be deposited from the Collection Account into the Certificate Payment Account             $       76,419.91

    53 .    Amount to be paid to Insurance Provider from the Collection Account                                 $       68,679.96

    54 .    Amount to be deposited from the Collection Account into the Reserve Account                         $            0.00

    55 .    Amount to be paid to Seller from the Reserve Account if Reserve Account Balance
            Exceeds Required Reserve Amount                                                                     $      990,456.56

    56 .    Amount to be paid to Seller from the Collection Account for any remaining Available Funds           $      898,887.32

    57 .    Amount to be paid to Class A-1 Noteholders from the Note Payment Account                            $   19,765,349.64

    58 .    Amount to be paid to Class A-2 Noteholders from the Note Payment Account                            $    1,049,973.17

    59 .    Amount to be paid to Class A-3 Noteholders from the Note Payment Account                            $    1,007,803.33

    60 .    Amount to be paid to Class A-4 Noteholders from the Note Payment Account                            $      506,127.20

    61 .    Amount to be paid to Certificateholders from the Certificate Payment Account                        $       76,419.91

Net Loss and Delinquency Activity

    62 .    Cummulative Net Losses                                                                              $    1,890,258.65

    63 .    Cumulative Net Loss Percentage
            a.   For the current Collection Period                                                              %          0.2935%
            b.   Has a Required Reserve Account Increase Event occurred?                                                NO
            c.   Has a Cumulative Net Loss Trigger Event occurred?                                                      NO

    64 .    Delinquency Analysis                                                                 Number of           Principal
                                                                                                   Loans               Balance
                                                                                          ---------------------------------------
                                                                                          ---------------------------------------

            a.   31 to 60 days past due                                                            608         $    5,490,479.00
            b.   61 to 90 days past due                                                             67         $      511,737.00
            c.   91 or more days past due                                                           61         $      398,586.00
                                                                                          ---------------------------------------
                                                                                          ---------------------------------------
            d.   Total (sum a - c)                                                                  736              6,400,802.00


    65 .    Delinquency Ratio including Repossessions
            a.   For the current Collection Period                                                              %          1.2426%
            b.   For the preceding Collection Period                                                            %          0.9593%
            c.   For the second preceding Collection Period                                                     %          1.0846%
            d.   Average Delinquency Ratio (average a - c)                                                      %          1.0955%
            e.   Has a Required Reserve Account Increase Event occurred (greater than 4.25%)?                          NO
            f.   Has a Trigger Event occurred (greater than 5.25%)?                                                    NO


IN WITNESS WHEREOF, the undersigned has duly executed this certificate this 9th day of April, 2000.

CARMAX AUTO SUPERSTORES, INC.
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As Servicer

By:              s/Philip J. Dunn
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Name:            Philip J. Dunn
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Title:           Treasurer and Assistant Secretary
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